Exhibit 10.1

SIXTEENTH AMENDMENT

TO

RECEIVABLES PURCHASE AGREEMENT

THIS SIXTEENTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of July 28, 2025 (this “Amendment”), is entered into by TARGA RECEIVABLES LLC, as seller (the “Seller”), TARGA RESOURCES PARTNERS LP (“Targa”), as servicer (in such capacity, together with its successors and permitted assigns in such capacity and any successor servicer designated in accordance with the terms of the Agreement, the “Servicer”), the various CONDUIT PURCHASERS signatory hereto, the various COMMITTED PURCHASERS signatory hereto, the various PURCHASER AGENTS signatory hereto, the various LC Participants signatory hereto and PNC BANK, NATIONAL ASSOCIATION, as administrator (in such capacity, together with its successors and assigns in such capacity, the “Administrator”) and as LC BANK and amends that certain Receivables Purchase Agreement (including all signature pages, exhibits, schedules and annexes thereto), dated as of January 10, 2013, as amended by the First Amendment to Receivables Purchase Agreement, dated as of August 20, 2013, the Second Amendment to Receivables Purchase Agreement, dated as of December 13, 2013, the Third Amendment to Receivables Purchase Agreement, dated as of December 12, 2014, the Fourth Amendment to Receivables Purchase Agreement, dated as of December 11, 2015, the Fifth Amendment to Receivables Purchase Agreement, dated as of December 9, 2016, the Sixth Amendment to Receivables Purchase Agreement, dated as of December 8, 2017, the Seventh Amendment to Receivables Purchase Agreement, dated as of December 7, 2018, the Eighth Amendment to Receivables Purchase Agreement, dated as of December 6, 2019, the Ninth Amendment to Receivables Purchase Agreement, dated as of April 22, 2020, the Tenth Amendment to Receivables Purchase Agreement, dated as of April 21, 2021, the Eleventh Amendment to Receivables Purchase Agreement, dated as of December 13, 2021, the Twelfth Amendment to Receivables Purchase Agreement, dated as of April 19, 2022, and the Thirteenth Amendment to Receivables Purchase Agreement, dated as of September 2, 2022, the Fourteenth Amendment to Receivables Purchase Agreement, dated as of August 30, 2023, and the Fifteenth Amendment to Receivables Purchase Agreement, dated as of August 26, 2024 (as so amended, and as otherwise modified, supplemented, amended or amended and restated from time to time, the “Agreement”), each by and among the Seller, TARGA RESOURCES PARTNERS LP, as servicer, the various CONDUIT PURCHASERS party thereto from time to time, the various COMMITTED PURCHASERS party thereto from time to time, the various PURCHASER AGENTS party thereto from time to time, the various LC Participants party thereto from time to time, the Administrator and the LC Bank. Unless otherwise defined in this Amendment, capitalized terms shall have the meanings assigned to such terms in the Agreement.

R E C I T A L S

WHEREAS, subject to the terms hereof, the parties to the Agreement wish to make certain amendments to the Agreement as provided herein; and

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and for good and sufficient consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

Section 1. Amendments to Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the defined term “Facility Termination Date” appearing in Exhibit I to the Agreement is hereby amended and restated in its entirety and as so amended and restated shall read as follows:

“Facility Termination Date” means the earliest to occur of: (a) August 31, 2026, (b) the Facility Termination Date declared by the Administrator, or deemed to occur, in accordance with Section 2.2 of this Agreement, (c) the date the Purchase Limit reduces to zero pursuant to Section 1.1(c) of this Agreement, (d) with respect to each Purchaser Group, the date that the Commitment of all of the Committed Purchasers in such Purchaser Group terminate pursuant to Section 1.22, and (e) the date specified by the Seller upon not less than ten days prior written notice to the Administrator.

Section 2. Representations and Warranties of the Seller and Targa. (i) The Seller makes the representations and warranties contained in Sections 1 and 3 of Exhibit III to the Agreement, and (ii) Targa makes the representations and warranties in Section 2 of Exhibit III to the Agreement, in each case, as of the Effective Date (as defined below) (unless any such representation or warranty expressly indicates it is being made as of another specific date), both before and immediately after giving effect to this Amendment.

Section 3. Agreement in Full Force and Effect, as Amended. All of the terms and conditions of the Agreement shall remain in full force and effect, as amended by this Amendment. All references to the Agreement in the Agreement or any other document or instrument shall be deemed to mean the Agreement, as amended by this Amendment. This Amendment shall not constitute a novation of the Agreement but shall constitute an amendment with respect thereto. The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this Amendment, as though the terms and obligations of the Agreement were set forth herein.

Section 4. Effectiveness. This Amendment shall become effective in accordance with its terms as of the date hereof (the “Effective Date”) upon receipt by the Administrator of:

(i) counterparts of this Amendment executed by the Seller, the Servicer, the Administrator, each Purchaser Agent, each LC Bank, each LC Participant and each Purchaser; and

(ii) a duly executed copy of the Receivables Purchase Agreement – Twelfth Amended and Restated Fee Letter dated as of the date hereof, together with payment of the fees required by the terms thereof to be paid on the date hereof; and

2

(iii) a duly executed copy of the Receivables Purchase Agreement – Administrative Agent Fee Letter dated as of the date hereof, together with payment of the fees required by the terms thereof to be paid on the date hereof.

Section 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment. Delivery of a signature page to, or an executed counterpart of, this Amendment by facsimile, email transmission of a scanned image, or other electronic means, shall be effective as delivery of an originally executed counterpart. The parties hereto agree that “execution,” “signed,” “signature,” and words of like import in this document shall be deemed to include electronic signatures, authentication, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), Illinois Electronic Commerce Security Act (5 ILCS 175/1-101 et seq.), or the Uniform Commercial Code, and the parties hereto hereby waive any objection to the contrary.

Section 6. Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY HERETO).

[SIGNATURE PAGES FOLLOW]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

TARGA RECEIVABLES LLC, as Seller

By:	/s/ Joel Thomas
Joel Thomas
Senior Vice President – Finance and Treasurer

[Signature Page to Sixteenth Amendment to

Targa Receivables LLC Receivables Purchase Agreement]

TARGA RESOURCES PARTNERS LP, as Servicer

By:	Targa Resources GP LLC, its general partner

By:	/s/ Joel Thomas
Joel Thomas
Senior Vice President – Finance and Treasurer

[Signature Page to Sixteenth Amendment to

Targa Receivables LLC Receivables Purchase Agreement]

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ Imad Naja
Name: Imad Naja
Title: Senior Vice President

[Signature Page to Sixteenth Amendment to

Targa Receivables LLC Receivables Purchase Agreement]

THE PURCHASER GROUPS:

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the PNC Purchaser Group and as a Committed Purchaser

By:	/s/ Imad Naja
Name: Imad Naja
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as an LC Bank

By:	/s/ Imad Naja
Name: Imad Naja
Title: Senior Vice President

[Signature Page to Sixteenth Amendment to

Targa Receivables LLC Receivables Purchase Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the Wells Fargo Purchaser Group and as a Committed Purchaser

By:	/s/ Dale Abernathy
Name: Dale Abernathy
Title: Executive Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an LC Participant

By:	/s/ Dale Abernathy
Name: Dale Abernathy
Title: Executive Director

[Signature Page to Sixteenth Amendment to

Targa Receivables LLC Receivables Purchase Agreement]

REGIONS BANK, as Purchaser Agent for the Regions Bank Purchaser Group and as a Committed Purchaser

By:	/s/ James Barwis
Name: James Barwis
Title: Managing Director

REGIONS BANK, as an LC Participant

By:	/s/ James Barwis
Name: James Barwis
Title: Managing Director

[Signature Page to Sixteenth Amendment to

Targa Receivables LLC Receivables Purchase Agreement]

MIZUHO BANK, LTD., as Purchaser Agent for the Mizuho Bank Purchaser Group and as a Committed Purchaser

By:	/s/ David Krafchik
Name: David Krafchik
Title: Director

MIZUHO BANK, LTD., as an LC Participant

By:	/s/ David Krafchik
Name: David Krafchik
Title: Director

[Signature Page to Sixteenth Amendment to

Targa Receivables LLC Receivables Purchase Agreement]